UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2021

PIVOTAL INVESTMENT CORPORATION III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40019	85-3415215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue, 11th Floor

New York, NY 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-sixth of one redeemable warrant	PICC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	PICC	The New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A Common Stock at an exercise price of $11.50 per share	PICC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2021, the board of directors (the “Board”) of Pivotal Investment Corporation III (the “Company”) appointed Kristen Dumont as a director of the Company. Ms. Dumont is deemed an “independent director” under the New York Stock Exchange listing rules. Ms. Dumont has been appointed to serve on the Board’s Audit Committee, Compensation Committee and Nominating Committee.

Kristen Garcia Dumont, 48 years old, has served as the Chief Executive Officer of Aspyre Inc., a pseudonymous social network leveraging artificial intelligence and short-form video to empower authentic and safe self-expression, since she founded the company in December 2020. From January 2015 to July 2020, she was with Machine Zone, a mobile gaming company, first serving as its Chief Operating Officer and later serving as Chief Executive Officer and a board member. Prior to this, she was a partner at the law firms of Goodwin Procter LLC from 2012 to 2015 and Wilson Sonsini Goodrich & Rosati from 1997 to 2012. She currently serves on the board of directors of Global Compute Infrastructure and Khosla Ventures Acquisition Co. IV and serves as a board advisor for 8VC and Sky’s the Limit Fund. She received a B.A. from the University of California, Berkeley, and a J.D. from Santa Clara University School of Law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2021	PIVOTAL INVESTMENT CORPORATION III

	By:	/s/ Kevin Griffin
Kevin Griffin
Chief Executive Officer